Provident Financial Holdings, Inc.

First Quarter of Fiscal 2020

September 30, 2019

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$20.75
52-Week Range:	$14.67 - $21.81
Shares Outstanding:	7,479,682 shares
Market Capitalization:	$155.2 million
P/E (ttm):	30.97x
Diluted EPS (ttm):	$0.67
Annual Dividend & Yield:	$0.56 (2.70%)
As of September 30, 2019	

Franchise Overview



Barstow
Lancaster
Palmdale
Victorville
Hesperia
Santa Barbara
Santa Clarita
Ventura
Oxnard
Simi Valley
Thousand Oaks
Burbank
Glendale
Pasadena
Pomona
San Bernardino
Los Angeles
East Los Angeles
Downey
Norwalk
Torrance
Fullerton
Orange
Santa Ana
Garden Grove
Huntington Beach
Costa Mesa
Banning
Hemet
Yucca Valley
Palm Springs
Indio
La Quinta
Coachella
Oceanside
Escondido
Carlsbad
San Diego
Chula Vista
Tijuana
Tecate
Calexico
Mexicali
El Centro
Brawley
Calipatria
Colorado Desert
Bullhead City
Needles
Lake Havasu City
Parker
Blythe
Quartzsite
Yuma
San Luis Rio Colorado
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Ninth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Interest Income increases by 2% (sequential quarter)
- Net Interest Margin increases by 12 basis points (sequential quarter)
- Operating Expenses decrease by 26% (sequential quarter)
- Efficiency Ratio improves to 67.95%

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.3
$9.4
$9.8
$9.6
$9.4
$9.6
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Non-Interest Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$1.6
$1.4
$1.3
$1.4
$1.3
$1.2
$3.0
$3.1
$2.3
$1.7
$0.0
$(0.1)
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$11.8
$11.7
$10.9
$13.0
$9.7
$7.2
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Financial Performance

Pre-Provision, Pre-Tax Earnings (Loss)



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$2.1
$2.2
$2.6
$(0.3)
$1.0
$3.4
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Pre-Tax Income (Loss)



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$2.3
$2.4
$2.8
$(0.3)
$1.1
$3.6
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Quarterly Net Income (Loss)



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.4
$1.8
$2.0
$(0.2)
$0.8
$2.6
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Diluted Earnings (Loss) Per Share



$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$(0.05)
$(0.10)
$0.18
$0.24
$0.26
$(0.02)
$0.10
$0.33
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.28%
3.30%
3.54%
3.53%
3.52%
3.64%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Efficiency Ratio



110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
85.03%
84.17%
81.00%
102.65%
90.38%
67.95%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
(0.25)%
0.48%
0.63%
0.69%
(0.05)%
0.29%
0.95%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
(2.50)%
4.65%
6.03%
6.42%
(0.49)%
2.60%
8.46%
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Balances and Activity

Developments

- Loans Held for Investment balance increases 5% at September 30, 2019 in comparison to June 30, 2019
- Yield on Loans Held for Investment increases eight basis points from September 30, 2018
- Deposit costs decline by two basis points from September 30, 2018
- Borrowing costs decline by 11 basis points from September 30, 2018

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$95
$87
$92
$109
$100
$91
$903
$877
$875
$884
$880
$924
06/30/18
09/30/18
12/31/18
03/31/19
06/30/19
09/30/19
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$476
$315
$110
$455
$307
$112
$447
$312
$113
$450
$315
$115
$439
$325
$112
$480
$328
$111
06/30/18
09/30/18
12/31/18
03/31/19
06/30/19
09/30/19
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$71
$37
$39
$44
$51
$93
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/19	Interest Rate	Balance as of 09/30/18	Interest Rate
Single-Family	$ 328,332	4.39%	$ 307,480	4.45%
Multi-Family	479,597	4.39%	454,821	4.23%
Commercial Real Estate	110,652	5.00%	112,026	4.79%
Construction	5,912	7.17%	3,846	6.68%
Other	-	0.00%	167	6.50%
Commercial Business	368	6.57%	416	6.44%
Consumer	144	15.25%	104	14.76%
Total Loans Held for Investment	$ 925,005	4.48%	$ 878,860	4.40%
Advance Payments of Escrows	34		3	
Deferred Loan Costs, net	6,204		5,383	
Allowance for Loan Losses	(6,929)		(7,155)	
Total Loans Held for Investment, net	924,314		877,091	

Loan Composition as of 09/30/19



Other 0%
Construction 1%
Commercial Business 0%
Commercial Real Estate 12%
Consumer 0%
Multi-Family 52%
Single-Family 35%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$126
$238
$670
$111
$233
$669
$111
$224
$649
$101
$210
$667
$101
$193
$648
$131
$191
$641
06/30/18
09/30/18
12/31/18
03/31/19
06/30/19
09/30/19
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 09/30/2019	Rate		At 09/30/2018	Rate
Checking Accounts - Non Interest-Bearing	$	85,338	- %	$	87,250	- %
Checking Accounts - Interest-Bearing		263,400	0.12%		261,295	0.12%
Savings Accounts		256,880	0.20%		284,705	0.21%
Money Market Accounts		34,959	0.36%		36,213	0.37%
Time Deposits		191,159	1.14%		232,649	1.10%
Total Deposits	$	831,736	0.38%	$	902,112	0.40%
Brokered Deposits Included Above	$	-	- %	$	1,567	3.88%

Deposit Composition at 09/30/19



10%
23%
4%
31%
32%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)		At 09/30/2019	Rate		At 09/30/2018	Rate
Overnight	$	-	-	$	-	-
Three Months or Less		-	-		-	-
Over Three to Six Months		-	-		-	-
Over Six to Twelve Months		-	-		10,000	1.53%
Over One to Two Years		41,092	2.78%		-	-
Over Two to Three Years		30,000	1.90%		31,149	3.17%
Over Three to Four Years		20,000	2.00%		10,000	2.20%
Over Four to Five Years		20,000	2.50%		20,000	2.00%
Over Five Years		20,000	2.70%		40,000	2.60%
Total Borrowings	$	131,092	2.41%	$	111,149	2.52%

Asset Quality

Developments

- Low level of Non-Performing Assets
- Non-Performing Assets to Total Assets Ratio declined to 0.47% on September 30, 2019
- No REO
- Early-Stage Delinquencies remain at low levels

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.00%
0.75%
0.50%
0.25%
0.00%

	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19	09/30/19
Non-Performing Assets	$6,963	$7,386	$6,062	$6,115	$6,218	$5,230
NPA to Total Assets	0.59%	0.64%	0.54%	0.55%	0.57%	0.47%
ALLL to LHI	0.81%	0.81%	0.80%	0.79%	0.80%	0.74%

(Recovery) Provision for Loan Losses



(In Thousands)
$100
$-
$(100)
$(200)
$(300)
$(189)
$(237)
$(217)
$4
$(25)
$(181)
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Non-Performing Asset Composition 09/30/19



0%
1%
0%
22%
0%
0%
77%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$8,000
$6,000
$4,000
$2,000
$-
$7,385
$7,155
$7,061
$7,080
$7,076
$6,929
06/30/18
09/30/18
12/31/18
03/31/19
06/30/19
09/30/19

ALLL Allocation as of 09/30/19



1%
0%
0%
0%
32%
16%
51%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At September 30, 2019				At September 30, 2018			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	2	$992	17	$4,186	-	$ -	22	$6,425
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	1	1,139	-	-	1	745
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	45	-	-	1	68
Consumer Loans		-	-	-	2	-	-	-
Total	2	$ 992	19	$ 5,370	2	$ -	24	$ 7,238

Net Charge-Offs (Recoveries)



(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$(43)
$(7)
$(123)
$(15)
$(21)
$(34)
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Asset Quality

Geographic Location

Category	Inland Empire		Southern California [1]		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 101,646	31%	$ 146,556	45%	$ 79,118	24%	$ 1,012	0%	$ 328,332	100%
Multi-Family	71,578	15%	300,295	63%	107,403	22%	321	0%	479,597	100%
Commercial Real Estate	29,401	26%	52,886	48%	28,365	26%	-	0%	110,652	100%
Construction	947	16%	4,302	73%	663	11%	-	0%	5,912	100%
Other	-	0%	-	0%	-	0%	-	0%	-	0%
Total	$ 203,572	22%	$ 504,039	55%	$ 215,549	23%	$ 1,333	0%	$ 924,493	100%

[1] Other than Inland Empire.

Geographic Location 09/30/19


0%
22%
23%
55%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019 YTD	TOTAL
Loan Balance (In Thousands)	$82,135	$926	$1,540	$3,809	$7,803	$24,604	$57,230	$57,557	$72,891	$318,525
Weighted Avg. LTV (1)	56%	45%	41%	59%	67%	61%	71%	69%	64%	64%
Weighted Avg. Age (In Years)	13.93	6.99	6.35	5.26	4.32	2.99	2.29	1.24	0.29	4.78
Weighted Avg. FICO (2)	730	723	755	748	747	754	739	746	772	747
Number of Loans	313	9	18	13	12	49	91	116	134	755
Geographic Breakdown (%)										
Inland Empire	37%	34%	57%	23%	20%	27%	36%	45%	10%	31%
Southern California (3)	51%	7%	24%	38%	64%	33%	43%	48%	41%	45%
Other California	11%	59%	19%	39%	16%	40%	21%	7%	49%	24%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019 YTD	TOTAL
Loan Balance (In Thousands)	$14,651	$8,730	$22,181	$33,448	$62,115	$103,538	$67,917	$74,817	$92,200	$479,597
Weighted Avg. LTV (1)	37%	49%	47%	49%	51%	47%	43%	46%	50%	48%
Wt. Avg. Debt Coverage Ratio (2)	1.79x	1.90x	1.83x	1.78x	1.68x	1.68x	1.67x	1.55x	1.58x	1.66x
Weighted Avg. Age (In Years)	13.40	7.06	6.12	5.20	4.22	3.25	2.32	1.33	0.26	3.02
Weighted Avg. FICO (2)	730	750	768	768	754	763	750	757	764	758
Number of Loans	35	11	38	55	106	129	109	92	91	666
Geographic Breakdown (%)										
Inland Empire	34%	0%	38%	21%	18%	11%	18%	12%	8%	15%
Southern California (3)	55%	76%	49%	49%	58%	61%	65%	68%	69%	63%
Other California	9%	24%	13%	30%	24%	28%	17%	20%	23%	22%
Other States	2%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019 YTD	TOTAL (4)(5)
Loan Balance (In Thousands)	$495	$9,260	$5,546	$15,599	$17,131	$14,332	$18,199	$19,657	$10,434	$110,852
Weighted Avg. LTV (1)	37%	43%	0.47	42%	39%	48%	41%	43%	43%	43%
Wt. Avg. Debt Coverage Ratio (2)	1.37x	1.98x	1.68x	1.99x	1.83x	1.59x	1.84x	1.61x	1.42x	1.79x
Weighted Avg. Age (In Years)	10.45	6.98	6.35	5.06	4.18	3.38	2.09	1.29	0.42	3.36
Weighted Avg. FICO (2)	711	742	761	752	753	761	773	754	757	758
Number of Loans	4	7	9	19	23	20	22	29	13	146
Geographic Breakdown (%)										
Inland Empire	67%	78%	16%	47%	28%	12%	22%	10%	12%	26%
Southern California (3)	33%	22%	53%	36%	31%	62%	54%	55%	67%	48%
Other California	0%	0%	31%	17%	41%	26%	24%	35%	21%	26%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $48.6 million in Mixed Use; $22.4 million in Office; $16.9 million in Retail; $8.5 million in Mobile Home Parks; $4.7 million in Warehouse; $4.2 million in Medical/Dental Office; $2.7 million in Mini-Storage; $1.3 million in Restaurant/Fast Food; $1.1 million in Automotive – Non-Gasoline; and $312,000 in Light Industrial/Manufacturing.
(5) Consisting of $103.9 million or 93.9% in investment properties and $6.8 million or 6.1% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.70% cash dividend yield (approximately)
- Repurchased approximately 17,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
50,000
40,000
30,000
20,000
10,000
-
39,378
-
-
23,748
28,251
16,924
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19	09/30/19
Tier 1 Leverage Ratio	9.96%	9.59%	9.96%	10.17%	10.50%	10.21%
CET1 Ratio	16.81%	16.62%	17.17%	17.24%	18.00%	16.32%
Tier 1 Risk-Based Capital Ratio	16.81%	16.62%	17.17%	17.24%	18.00%	16.32%
Total Risk-Based Capital Ratio	17.90%	17.71%	18.26%	18.34%	19.13%	17.37%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x

	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19	09/30/19
Price/TBV	1.14x	1.12x	1.18x	1.13x	0.95x	1.23x	1.30x	1.27x